Exhibit 99.1

China Security & Surveillance Technology Amended and Restated Merger Agreement
with Rightmark Holdings Limited and Rightmark Merger Sub Limited

- Merger Consideration to Stockholders of $6.50 per share Not Changed by Amendment

China Security & Surveillance Technology, Inc. (“CSST” or the “Company”) (NYSE: CSR; Nasdaq Dubai: CSR), a leading integrated surveillance and safety solutions provider in the P.R.C., today announced that the terms of the previously announced definitive merger agreement, dated as of April 20, 2011, have been amended and restated.

The amended and restated merger agreement continues to provide that each share of the Company’s common stock (the “Company Common Stock”) issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive $6.50 in cash without interest, except for (i) shares in respect of which appraisal rights have been properly exercised under Delaware law, (ii) shares owned by Rightmark Holdings Limited (the “Parent”) and Rightmark Merger Sub Limited (“Merger Sub”), and (iii) shares to be contributed to Parent by Mr. Guoshen Tu and certain other senior members of the management (the “Rollover Holders”) immediately prior to the effective time of the merger. The amended and restated merger agreement amends and restates the original agreement to, among other things, (i) revise the stockholder approval requirement from the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock as required under the original agreement to the affirmative vote of the holders of both (a) a majority of the outstanding shares of Company Common Stock and (b) a majority of the outstanding shares of Company Common Stock (other than the shares of Company Common Stock owned by Parent, Merger Sub, the Rollover Holders, and their respective affiliates), and (ii) extend the term of the go-shop period from 40 days after the date of the original agreement to 60 days after the date of the amended and restated merger agreement. Consummation of the merger remains subject to customary conditions as previously announced.

The Company’s Board of Directors, acting upon the unanimous recommendation of the Special Committee formed by the Board of Directors, approved the amended and restated merger agreement and resolved to recommend that the Company’s stockholders vote to adopt the amended and restated merger agreement. The Special Committee, which is composed solely of independent directors unrelated to any of Parent, Merger Sub or any of the management members of the Company, negotiated the terms of the amended and restated merger agreement.

Imperial Capital, LLC serves as financial advisor to the Special Committee and rendered a fairness opinion in connection with the transaction. Shearman & Sterling LLP serves as U.S. legal advisor to the Special Committee. Pillsbury Winthrop Shaw Pittman LLP serves as U.S. legal advisor to the Company.

Bank of America Merrill Lynch serves as financial advisor to Mr. Guoshen Tu. Skadden, Arps, Slate, Meagher & Flom LLP serves as U.S. legal advisor to Mr. Guoshen Tu.

Additional Information about the Transaction

The Company will furnish to the Securities and Exchange Commission (the “SEC”) a current report on Form 8-K regarding the transaction, which will include the amended and restated merger agreement and related documents. All parties desiring details regarding the transaction are urged to review these documents, which are available at the SEC’s website (http://www.sec.gov).

In connection with the proposed merger, the Company will prepare and mail a proxy statement to its stockholders. In addition, certain participants in the proposed transaction will prepare and mail to the Company’s stockholders a Schedule 13E-3 transaction statement. These documents will be filed with or furnished to the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RIGHTMARK, THE COMPANY, THE PROPOSED MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE PROPOSED MERGER ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE PROPOSED MERGER AND RELATED MATTERS. In addition to receiving the proxy statement and Schedule 13E-3 transaction statement by mail, stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the proposed merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People's Republic of China, 518034, telephone: (86) 755-83510888.

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from our stockholders with respect to the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the proposed merger when it is filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and Schedule 13E-3 transaction statement and the other relevant documents filed with the SEC when they become available.

This announcement is neither a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell any securities and it is not a substitute for any proxy statement or other filings that may be made with the SEC should the proposed merger go forward.

About China Security & Surveillance Technology, Inc.

Based in Shenzhen, China, CSST designs, manufactures, sells, installs, services and monitors electronic surveillance and safety products and solutions, including related software, in China. Its customers are mainly comprised of government, commercial, industrial and education entities. CSST has built a diversified customer base through its extensive sales and service network that includes branch offices and distribution points throughout China. To learn more about the Company visit http://www.csst.com

Safe Harbor Statement

This press release may include certain statements that are not descriptions of historical facts, but are forward-looking statements. Such statements include, among others, those concerning expected benefits and costs of the proposed merger; management plans relating to the merger; the expected timing of the completion of the merger; the parties’ ability to complete the merger considering the various closing conditions, including any conditions related to regulatory approvals, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements can be identified by the use of forward-looking terminology such as ‘will,’ ‘believes,’ ‘expects’ or similar expressions. Such information is based upon expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this press release. For a description of the risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this press release, see our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (‘SEC’), and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC’s electronic data gathering analysis retrieval system at http://www.sec.gov

For further information, please contact:
Company Contact:
Amy Tang
China Security & Surveillance Technology, Inc.
Tel: +86-755-8351-0888 ext. 6138
Email: ir@csst.com

Investor and Media Contact:
Patrick Yu, Fleishman-Hillard Hong Kong
Tel: +852-2530-2577
Email: patrick.yu@fleishman.com